                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   April 18, 2001


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



            Delaware                        0-20199             43-1420563
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 (State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
          corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                  63043
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:            (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 18, 2001, Express Scripts, Inc. (the "Company") issued a press release, selected portions of which are attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  The following Exhibit is filed as part of this report on Form 8-K:

              Exhibit 99.1 Press Release, dated April 18, 2001, by the Company

Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

         Selected unaudited financial information included in the Company's April 18, 2001 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EXPRESS SCRIPTS, INC.



Date:    April 19, 2001           By:  /s/ Barrett A. Toan
                                      ------------------------------------------
                                          Barrett A. Toan
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

   99.1        Press release, dated April 18, 2001, by Express Scripts, Inc.
   99.2 Unaudited Financial Information, dated April 18, 2001, by Express Scripts, Inc.